POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of The Phoenix-Engemann Funds, hereby constitute and appoint Thomas N. Steenburg as my true and lawful attorney and agent with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to The Phoenix-Engemann Funds, and hereby ratify and confirm my signature as it may be signed by said attorney and agent.

         WITNESS my hand and seal on the date set forth below.







November 20, 1997                                 /s/ Roger Engemann
                                                  ------------------------------
                                                  Roger Engemann, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of The Phoenix-Engemann Funds, hereby constitute and appoint Thomas N. Steenburg as my true and lawful attorney and agent with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to The Phoenix-Engemann Funds, and hereby ratify and confirm my signature as it may be signed by said attorney and agent.

         WITNESS my hand and seal on the date set forth below.







November 20, 1997                                   /s/ Barry E. McKinley
                                                    Barry E. McKinley, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of The Phoenix-Engemann Funds, hereby constitute and appoint Thomas N. Steenburg as my true and lawful attorney and agent with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to The Phoenix-Engemann Funds, and hereby ratify and confirm my signature as it may be signed by said attorney and agent.

         WITNESS my hand and seal on the date set forth below.







November 20, 1997                                    /s/ Robert L. Peterson
                                                     ---------------------------
                                                     Robert L. Peterson, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of The Phoenix-Engemann Funds, hereby constitute and appoint Thomas N. Steenburg as my true and lawful attorney and agent with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to The Phoenix-Engemann Funds, and hereby ratify and confirm my signature as it may be signed by said attorney and agent.

         WITNESS my hand and seal on the date set forth below.







November 20, 1997                                     /s/ Richard C. Taylor
                                                      --------------------------
                                                      Richard C. Taylor, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of The Phoenix-Engemann Funds, hereby constitute and appoint Thomas N. Steenburg as my true and lawful attorney and agent with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to The Phoenix-Engemann Funds, and hereby ratify and confirm my signature as it may be signed by said attorney and agent.

         WITNESS my hand and seal on the date set forth below.







November 20, 1997                                           /s/ Angela Wong
                                                            --------------------
                                                            Angela Wong, Trustee